SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

COLUMBUS McKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e) At the 2026 annual meeting of shareholders (the “Annual Meeting”) of Columbus McKinnon Corporation (the “Company”) held on August 14, 2026, the Company’s shareholders approved the first amendment (the “Amendment”) to the Columbus McKinnon Corporation Second Amended and Restated 2016 Long Term Incentive Plan. The Company’s Board of Directors had previously approved the Amendment on June 1, 2026, subject to receipt of shareholder approval. A description of the Amendment was set forth in the Company’s 2026 definitive proxy statement filed with the Securities and Exchange Commission on June 26, 2026 under the heading “Proposal 4: Approve an Amendment to the Second A&R 2016 LTIP,” which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 14, 2026, the Company held its Annual Meeting.

At the Annual Meeting, shareholders approved each of management’s proposals, which consisted of: (i) the election of twelve (12) directors, each of whom will serve as directors of the Company for terms of one (1) year and until their successors are elected and qualified; (ii) the approval of the advisory vote on executive compensation; (iii) the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2027; and (iv) the approval of the Amendment.

Proposal 1: Election of Directors

The following table reflects the tabulation of the votes with respect to each director who was elected at the Annual Meeting. Each director received a majority vote.

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Vote
Chad R. Abraham	40,277,983	112,126	4,946	4,649,911
Aziz S. Aghili	38,758,024	1,631,493	5,538	4,649,911
Jeanne Beliveau-Dunn	40,104,692	282,977	7,386	4,649,911
Kathryn V. Roedel	40,134,140	254,324	6,591	4,649,911
Andrew Campelli	39,937,926	66,631	390,498	4,649,911
Gerald G. Colella	40,247,817	142,180	5,058	4,649,911
Michael Dastoor	39,058,276	1,329,907	6,872	4,649,911
Michael Lamach	40,260,023	128,573	6,459	4,649,911
Nathan K. Sleeper	39,937,846	66,402	390,807	4,649,911
Chris J. Stephens, Jr.	40,300,620	88,386	6,049	4,649,911
David J. Wilson	40,244,835	144,781	5,439	4,649,911
Rebecca Yeung	40,132,673	236,385	25,997	4,649,911

Proposal 2: Advisory Vote on Executive Compensation

The following table reflects the tabulation of the votes with respect to the approval of the advisory vote on executive compensation:

Votes For	Votes Against	Abstained	Broker Non-Vote
39,528,851	666,321	199,883	4,649,911

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2027:

Votes For	Votes Against	Abstained	Broker Non-Vote
44,464,798	546,505	33,663	—

Proposal 4: Vote to Approve the Amendment

The following table reflects the tabulation of the votes with respect to approval of the Amendment:

Votes For	Votes Against	Abstained	Broker Non-Vote
39,580,597	691,129	123,329	4,649,911

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	First Amendment to the Columbus McKinnon Corporation Second Amended and Restated 2016 Long Term Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed on June 26, 2026).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Alan S. Korman
Name:	Alan S. Korman
Title:	Senior Vice President, General Counsel, Corp. Development and Secretary

Dated: August 18, 2026